EXHIBIT 3.7

                            CERTIFICATE OF AMENDMENT
                                       OF
                               FUGE SYSTEMS, INC.


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                               The State of Texas
                               Secretary of State

                            CERTIFICATE OF AMENDMENT
                                       FOR
                               FUGE SYSTEMS, INC.

                                    FORMERLY

                         GAS CENTRIFUGE INVENTION, INC.
                             CHARTER NUMBER 01372381


         THE UNDERSIGNED, AS SECRETARY OF STATE OF THE STATE OF TEXAS, HEREBY CERTIFIES THAT THE ATTACHED ARTICLES OF AMENDMENT FOR THE ABOVE NAMED ENTITY HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

         ACCORDINGLY THE UNDERSIGNED, AS SECRETARY OF STATE, AND BY VIRTUE OF THE AUTHORITY VESTED IN THE SECRETARY BY LAW, HEREBY ISSUES THIS CERTIFICATE OF AMENDMENT.

DATED             NOV. 8, 1995
EFFECTIVE         NOV. 8, 1995



                                       /S/ANTONIO O. GARZA, JR.
                                       ------------------------
                                       Antonio O. Garza, Jr., Secretary of State


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                               The State of Texas
                               Secretary of State

                                  Nov. 8, 1995

JENNA VICK UNELL, JOHNSON UNELL & WOLFFARTH
PLZ OF THE AMERICAS, 600 N PEARL ST., #2460
DALLAS, TX 75201-2698

RE:
FUGE SYSTEMS, INC.
CHARTER NUMBER 01372381-00




IT HAS BEEN OUR PLEASURE TO APPROVE AND PLACE ON RECORD YOUR ARTICLES OF AMENDMENT. A COPY OF THE INSTRUMENT FILED IN THIS OFFICE IS ATTACHED FOR YOUR RECORDS.

THIS LETTER WILL ACKNOWLEDGE PAYMENT OF THE FILING FEE.

IF WE CAN BE OF FURTHER SERVICE AT ANY TIME, PLEASE LET US KNOW.

                                       VERY TRULY YOURS,

                                       /S/ANTONIO O. GARZA, JR.
                                       ------------------------
                                       Antonio O. Garza, Jr., Secretary of State